UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 2, 2004

(Date of Report)

ITRON, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2818 N. Sullivan Road, Spokane, WA 99216

(Address of Principal Executive Offices, including Zip Code)

(509) 924-9900

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The registrant hereby amends its Current Report on Form 8-K dated July 15, 2004 as follows:

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The combined financial statements of Schlumberger Ltd.’s Electricity Products Business (SEM) required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K/A.

(b)	Pro forma financial information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.3 of this Current Report on Form 8-K/A.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Combined financial statements of the Electricity Products Business of Schlumberger Limited, including balance sheets as of December 31, 2003 and 2002, related combined statements of income, changes in owner’s net investment and accumulated other comprehensive income and cash flows for each of the three years ended December 31, 2003 and Report of Independent Registered Public Accounting Firm.

99.2	Unaudited condensed combined interim financial statements of the Electricity Products Business of Schlumberger Ltd. as of June 30, 2004 and December 31, 2003 and for the six months ended June 30, 2004 and 2003.

99.3	Unaudited pro forma condensed combined balance sheet of Itron, Inc. and the Electricity Products Business of Schlumberger Ltd. (SEM) as of June 30, 2004 and the unaudited pro forma condensed combined statements of operations of Itron, Inc. and SEM for the year ended December 31, 2003 and the six months ended June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

Dated: September 2, 2004	By:	/s/ DAVID G. REMINGTON
David G. Remington
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Combined financial statements of the Electricity Products Business of Schlumberger Limited, including balance sheets as of December 31, 2003 and 2002, related combined statements of income, changes in owner’s net investment and accumulated other comprehensive income and cash flows for each of the three years ended December 31, 2003 and Report of Independent Registered Public Accounting Firm.

99.2	Unaudited condensed combined interim financial statements of the Electricity Products Business of Schlumberger Ltd. as of June 30, 2004 and December 31, 2003 and for the six months ended June 30, 2004 and 2003.

99.3	Unaudited pro forma condensed combined balance sheet of Itron, Inc. and the Electricity Products Business of Schlumberger Ltd. (SEM) as of June 30, 2004 and the unaudited pro forma condensed combined statements of operations of Itron, Inc. and SEM for the year ended December 31, 2003 and the six months ended June 30, 2004.